UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 14, 2022 (September 9, 2022)

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01 Regulation FD Disclosure.

On September 14, 2022, Medicine Man Technologies, Inc. (the “Company”) issued a press release announcing the signing of the Purchase Agreement (as defined under Item 8.01). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibit 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Events.

On September 9, 2022, the Company entered into two Asset Purchase Agreements with Double Brow, LLC, a wholly-owned subsidiary of the Company (the “Purchaser”), Lightshade Labs LLC (“Lightshade”), Thomas Van Alsburg, an individual, Steve Brooks, an individual, and John Fritzel, an individual (together with Mr. Alsburg and Mr. Brooks, the “Equityholders”), pursuant to which the Purchaser will purchase (i) all of Lightshades assets used or held for use in Lightshades business of owning and operating a retail marijuana store in Denver, Colorado, pursuant to an Asset Purchase Agreement (the “Denver Purchase Agreement”) and (ii) all of Lightshades assets used or held for use in Lightshades business of owning and operating a retail marijuana store in Aurora, Colorado (the “Aurora Purchase Agreement” and together with the Denver Purchase Agreement, the “Purchase Agreements”), on the terms and subject to the conditions set forth in the Purchase Agreements (collectively, the “Asset Purchase”).

The aggregate consideration for the Asset Purchase will be up to $2,750,000 million in cash. At the closing, the Company will use a portion of the purchase price to pay off certain indebtedness and transaction expenses of Lightshade and then pay the balance to Lightshade. The Company will deposit $300,000 of the purchase price at closing into escrow as collateral for potential claims for indemnification from Lightshade under the Purchase Agreements. Any portion of the escrowed purchase price not used to satisfy indemnification claims will be released to Lightshade on the 12-month anniversary of the closing date of the Asset Purchase.

The Purchase Agreement contains customary representations and warranties, covenants and indemnification provisions for a transaction of this nature, including, without limitation, covenants regarding the operation of Lightshade’s business before the closing of the Asset Purchase, and confidentiality, non-compete and non-solicitation undertakings by Lightshade and the Equityholders. The Purchase Agreements also contain certain termination rights for each of the Purchaser (on its own behalf and on behalf of the Company) and Lightshade (on its own behalf and on behalf of the Equityholders), subject to the conditions set forth in the applicable Purchase Agreement, including, without limitation, if the closing has not occurred within 180 days of submission of Regulatory Applications (as defined in the Purchase Agreements).

The closing of the Asset Purchase is subject to closing conditions customary for a transaction of this nature, including, without limitation, obtaining licensing approval from the Colorado Marijuana Enforcement Division and local regulatory authorities.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements.” All statements contained in this Current Report on Form 8-K other than statements of historical fact, including statements regarding the closing of the Asset Purchase, are forward-looking statements. In some cases, you can identify forward-looking statements by the following words: “may,” “will,” “could,” “would,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “approximately,” “potential,” or the negative of these terms or other words of similar meaning in connection with a discussion of the Asset Purchase, although the absence of these words does not necessarily mean that a statement is not forward-looking. Forward-looking statements are based upon the Company’s current intentions, plans, assumptions, expectations and beliefs concerning future developments and their potential effect on the Company and the Asset Purchase. This information may involve known and unknown risks, uncertainties and other factors outside of the Company’s control which may cause actual events, results, performance or achievements to be materially different from the future events, results, performance or achievements expressed or implied by any forward-looking statements. Stockholders and potential investors should not place undue reliance on these forward-looking statements. Although the Company believes that its plans, intentions and expectations reflected in or suggested by the forward-looking statements in this Current Report on Form 8-K are reasonable, the Company cannot assure stockholders and potential investors that these plans, intentions or expectations will be achieved.

Factors and risks that may cause or contribute to actual events, results, performance or achievements differing from these forward-looking statements include, but are not limited to: (i) the Company’s ability to consummate the Asset Purchase or the risk of any event, change or other circumstance that could give rise to the termination of the Purchase Agreements; (ii) the risk that cost savings and any revenue synergies from the Asset Purchase may not be fully realized or may take longer than anticipated to be realized; (iii) the risk that the integration of Lightshade’s assets and operations will be materially delayed or will be more costly or difficult than expected or that the Company is otherwise unable to successfully integrate Lightshade’s assets and operations into the Company’s business; (iv) the failure to obtain the necessary approvals and consents from third parties and regulators to consummate the Asset Purchase, or any other consents required under the Purchase Agreements; (v) the ability to obtain required governmental approvals of the Asset Purchase (and the risk that such approvals may result in the imposition of conditions that could adversely affect the Company or the expected benefits of the Asset Purchase); (vi) the failure of the closing conditions in the Purchase Agreements to be satisfied, or any unexpected delay in closing the Asset Purchase; and (vii) the Company’s ability to fund the Asset Purchase. All forward-looking statements speak only as of the date of this Current Report on Form 8-K. Except to the extent required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether because of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 14, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: September 14, 2022		Daniel R. Pabon General Counsel